Segment Reporting	6 Months Ended
Jun. 30, 2026
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 8 – SEGMENT REPORTING

The Company operates and manages its business as one reportable and operating segment - development and sales of alternative proteins and 3D printing production machines. The Company’s chief operating decision maker is the Chief Executive Officer. The Company’s chief operating decision maker uses consolidated operating loss and net loss to measure segment profit or loss, allocate resources, and assess performance.

To make operating decisions, the CODM examines, within each operational function, the payroll and employee benefits. The accounting policies of the development and sales of 3D printing production machines and plant-based products segment are the same as those described in the summary of significant accounting policies. The CODM does not examine the segment’s assets.

The following table presents the operations for the reportable segment during the six months ended June 30, 2026 and 2025 (in thousands):

	Six months ended June 30,
	2026	2025
Research and development - Payroll and Employee benefits	349	779
Marketing - Payroll and Employee benefits	220	262
General and administrative - Payroll and Employee benefits	334	392
Depreciation and amortization expenses	167	481
Share-based compensation expenses	72	184
Inventory write-down	264	-
Other operating expenses (*)	1,918	1,347
Total operating loss	3,324	3,445

Loss (gain) from marketable securities	(3)	36
Interest income		(13)
Other financial expenses (income), net	(35)	170
Other expenses	7	206
Loss for the year	3,293	3,844

(*)	Other operating expenses include materials, directors and officers insurance, public relations and advertising, consulting and professional services, corporate costs and facility costs.